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                                                                    Exhibit 10


                        [LETTERHEAD OF VEDDER PRICE]



                                 May 2, 1997


Time Horizon Funds
3435 Stelzer Road
Columbus, Ohio  43219

Board of Trustees:

        Reference is made to the Registration Statement on Form N-1A under the Securities Act of 1933 being filed by Time Horizon Funds (the "Company") in connection with the proposed public offering of an indefinite number of units of beneficial interest of Class M shares ("Shares"), in three authorized series: Time Horizon Portfolio 1, Time Horizon Portfolio 2, Time Horizon Portfolio 3 and Time Horizon Portfolio 4.

        We have assisted the Company in connection with its organization and have counseled the Company regarding subsequent legal matters. Assuming that the Company's Amended and Restated Declaration of Trust dated June 12, 1995 and the Certificate of Trust dated April 12, 1995 and the By-Laws of the Company adopted April 13, 1995, are presently in full force and effect and have not been further amended in any respect and that the resolutions adopted by the Board of Trustees of the Company on June 12, 1995 and April 29, 1997 relating to organizational matters and the issuance of Shares are presently in full force and effect and have not been amended in any respect, it is our opinion that upon the issuance of the Shares in accordance with the Company Declaration of Trust and the receipt by the Portfolios of a purchase price not less than the net asset value per Share, the Shares will be legally issued and outstanding, fully paid and non-assessable.

        We hereby consent to the use of this opinion in connection with said Registration Statement as amended and the prospectus and statement of additional information relating to said Shares.

                                        Sincerely,


                                        /s/ Vedder, Price, Kaufman & Kammholz

                                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ


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